Subsequent Events	6 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 20 — SUBSEQUENT EVENTS

IAS 10 (Events After the Reporting Period) defines an adjusting event as an event that provides evidence of conditions that existed at the reporting date and requires adjustments to the financial statements.

Since the promissory notes included a contractual conversion right, and evidence existed at the reporting date that the Investors intended to convert them into common stock, this event qualifies as an adjusting event under IAS 10.

Accordingly, the financial statements have been adjusted to reflect:

●	The conversion of the first and second tranche promissory notes into equity.

●	The elimination of the related liabilities and accrued interest up to the conversion date.

●	The lapse of associated warrants post-repayment.

These adjustments ensure that the financial statements present an accurate and fair view of the Company’s financial position as of the reporting date.

As of April 10, 2024, all the warrants and the preferred stock (stated above) have been converted to common stock and the liability has been repaid in full.

IAS 10 (Events After the Reporting Period) defines an adjusting event as an event that provides evidence of conditions that existed at the reporting date and requires adjustments to the financial statements.

Management has evaluated subsequent events to determine if events or transactions occurring through, except for the disclosures related to subsequent events described below, as to which the date is February 11, 2025, the dates the financial statements were available for issuance, require potential adjustment to or disclosure in the financial statement and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

On February 5, 2024, the Company has announced a reverse stock split of its issued and outstanding ordinary shares, par value $0.01 per share at a ratio of 1-for-60 so that every 60 shares issued is combined to 1 share. As a result of the Reverse Split, the Company’s issued and outstanding ordinary shares was reduced from 93,679,260 shares to 1,561,309 shares.

In December 2024, out of the three tranches, both the 1st Tranche and 2nd Tranche of the promissory notes were fully converted into equity shares of the Company. The conversion included the principal amount of the notes and the accrued interest up to the conversion date. Since the promissory notes included a contractual conversion right, and evidence existed at the reporting date that the Investors intended to convert them into common stock, this event qualifies as an adjusting event under IAS 10.

Accordingly, the financial statements have been adjusted to reflect:

●	The conversion of the first and second tranche promissory notes into equity.

●	The elimination of the related liabilities and accrued interest up to the conversion date.

●	The lapse of associated warrants post-repayment.

These adjustments ensure that the financial statements present an accurate and fair view of the Company’s financial position as of the reporting date.

The impact of this transaction on the equity structure is summarized below:

Impact on Equity Structure

Date of Conversion	Promissory Note Converted ($)	No of Shares Issued	Conversion Price per Share ($)	Increase in Share Capital ($)	Increase in Share Premium (Net of Transaction Cost) ($)
03 Dec 24	41,275	30,000	1.38	300	31,195
10 Dec 24	25,412	20,000	1.27	200	19,194
12 Dec 24	22,559	20,000	1.13	200	17,022
16 Dec 24	15,000	15,000	1	150	11,306
17 Dec 24	32,000	32,000	1	320	24,118
18 Dec 24	18,000	18,000	1	180	13,567
20 Dec 24	2,719,611	2,719,611	1	27,196	2,152,552
Impact on Equity Structure				28,546	2,268,954

On February 3, 2025, we entered into the SEPA (Standby Equity Purchase Agreement, dated February 3, 2025 (the “Effective Date”), by and between the Company and the Selling Shareholder) with the Selling Shareholder (YA II PN, Ltd.). Pursuant to the SEPA, the Selling Shareholder will advance to the Company, subject to the satisfaction of certain conditions as set forth therein, the principal amount of $6 million, which will be evidenced by Promissory Notes in two tranches. The Promissory Notes will accrue interest on the outstanding principal balance at an annual rate equal to 0%, which shall increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined in the Promissory Notes) for so long as such event remains uncured. The Promissory Notes will mature on March 1, 2026, which may be extended at the option of the Selling Shareholder. The Promissory Notes are convertible at a conversion price equal to the lower of (i) $0.7048 per share or (ii) 93% of the lowest daily VWAP (as defined below) during the five consecutive trading days immediately preceding the date of conversion (the “Conversion Price”), which price shall not be lower than the floor price of $0.1236 (the “Floor Price”).

The first tranche of the Pre-Paid Advance was disbursed on February 3, 2025, in the principal amount of $5 million. The second tranche of the Pre-Paid Advance will be in the principal amount of $1 million and advanced on the second trading day after the registration statement of which this prospectus forms a part becomes effective. At each Pre-Advance Closing, the Selling Shareholder advanced, and is expected to advance, to the Company the principal amount of the applicable tranche of the Pre-Paid Advance, less a discount in the amount equal to 5% of the principal amount of such tranche of the Pre-Paid Advance netted from the purchase price due and structured as an original issue discount.

Delisting Notice:

The Company has received a letter (the “Nasdaq Staff Deficiency Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, for the last thirty consecutive business days, the bid price for the Company’s common shares had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until September 20, 2023, to regain compliance.

Change of Auditor

On February 23, 2025, the Board has approved the resignation of Pipara and Co. LLP as its independent registered public accounting firm pursuant to the Registrant’s Audit Committees’ recommendation and has further engaged Shah Teelani & Associates as the Registrant’s independent registered public accounting firm.